EXHIBIT 10.63

**** indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the U.S. Securities and Exchange Commission.

ARP-HCI-02-CAT-WRK-13B	Endorsement No. 3 – CLAD

DOC: June 15, 2015

ENDORSEMENT NO. 3

to the

WORKING LAYER CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2013

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

CLADDAUGH CASUALTY INSURANCE COMPANY, LTD.

(hereinafter called, with other participants, the “Reinsurers”)

Effective June 1, 2015, the Contract has been amended as follows:

ARTICLE 4 – TERRITORY shall now read as follows:

The territorial limits of this Contract shall be identical with those of the Reinsured’s Policies.

Subparagraph (c) of Paragraph (1) of ARTICLE 6 – RETENTION AND LIMIT, shall now read as follows:

Reinsured’s Retention, as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2015, shall equal $46,000,000.

Sub-subparagraph (iii) of Subparagraph (a) of Paragraph (3) of ARTICLE 6 – RETENTION AND LIMIT, shall now read as follows:

20% of $58,000,000 for Contract Year effective June 1, 2015.

Subparagraph (b) of Paragraph (3) of ARTICLE 6 – RETENTION AND LIMIT, shall now read as follows:

For the Contract Year effective June 1, 2013, the Reinsurer’s Reinstatement Occurrence Limit shall be equal to zero.

For the Contract Year effective June 1, 2014, the Reinsurer’s Reinstatement Occurrence Limit shall be equal to zero.

For the Contract Year effective June 1, 2015, the Reinsurer’s Reinstatement Occurrence Limit shall be equal to zero.

ARP-HCI-02-CAT-WRK-13B	Endorsement No. 3 – CLAD

DOC: June 15, 2015

For the Contract Year effective June 1, 2016, the Reinsurer’s Reinstatement Occurrence Limit shall be equal to 20% of $30,000,000.

For the Contract Year effective June 1, 2017, the Reinsurer’s Reinstatement Occurrence Limit shall be equal to 20% of $30,000,000.

ARTICLE 7 – REINSURANCE PREMIUM, shall now read as follows:

For the Contract Year effective June 1, 2013, the Reinsured shall pay the Reinsurer an annual premium of $**** payable on June 1, 2013.

For the Contract Year effective June 1, 2014, the Reinsured shall pay the Reinsurer an annual premium of $**** payable on June 1, 2014.

For the Contract Year effective June 1, 2015, the Reinsured shall pay the Reinsurer an annual premium of $**** payable on June 1, 2015.

For the Contract Year effective June 1, 2016, the Reinsured shall pay the Reinsurer an annual premium of 20% of $**** payable on June 1, 2016.

For the Contract Year effective June 1, 2017, the Reinsured shall pay the Reinsurer an annual premium of 20% of $**** payable on June 1, 2017.

Subparagraph (b) of Paragraph (1) of ARTICLE 8 – EXPERIENCE ACCOUNT, shall now read as follows:

Accrued reinsurer margin equal to 22.0779% of premium earned; less

Paragraph (1) of ARTICLE 14 – COLLATERAL, shall now read as follows:

For the Contract Year effective June 1, 2013, as promptly as possible following execution of this Contract, the Reinsurer (as Grantor) shall enter into a Trust Agreement (the “Trust Agreement”) with the Reinsured (as Beneficiary) and the trustee, pursuant to which the Reinsurer shall provide collateral in the form of eligible Assets deposited and held in a Trust Account, with such Assets having a market value greater than or equal to $6,000,000 (the “Collateral”). It is understood that the flat premium of $**** shall be deposited into the Trust Account.

For the Contract Year effective June 1, 2014, as promptly as possible following execution of this Contract, the Reinsurer (as Grantor) shall enter into a Trust Agreement (the “Trust Agreement”) with the Reinsured (as Beneficiary) and the trustee, pursuant to which the Reinsurer shall provide collateral in the form of eligible Assets deposited and held in a Trust Account, with such Assets having a market value greater than or equal to $8,800,000 (the “Collateral”). It is understood that the flat premium of $**** shall be deposited into the Trust Account.

For the Contract Year effective June 1, 2015, as promptly as possible following execution of this Contract, the Reinsurer (as Grantor) shall enter into a Trust Agreement (the “Trust Agreement”) with the Reinsured (as Beneficiary) and the trustee, pursuant to which the

ARP-HCI-02-CAT-WRK-13B	Endorsement No. 3 – CLAD

DOC: June 15, 2015

Reinsurer shall provide collateral in the form of eligible Assets deposited and held in a Trust Account, with such Assets having a market value greater than or equal to $11,600,000 (the “Collateral”). It is understood that the flat premium of $**** shall be deposited into the Trust Account.

For each subsequent Contract Year, the Reinsurer shall provide collateral in the form of eligible Assets deposited and held in a Trust Account, with such Assets having a market value greater than or equal to the total annual limit of liability detailed in the Retention and Limit Article less the annual premium detailed in the Reinsurance Premium Article (the “Collateral”). It is understood that the annual premium detailed in the Reinsurance Premium Article shall be deposited into the Trust Account.

PARAGRAPH (5) OF ARTICLE 16 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 2015

CLADDAUGH CASUALTY INSURANCE COMPANY, LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 2015

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-WRK-13B	Endorsement No. 3 – CLAD

DOC: June 15, 2015